Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

WELLS FARGO BANK, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

A National Banking Association	94-1347393
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification No.)

101 North Phillips Avenue Sioux Falls, South Dakota	57104
(Address of principal executive offices)	(Zip code)

Wells Fargo & Company

Law Department, Trust Section

MAC N9305-175

Sixth Street and Marquette Avenue, 17th Floor

Minneapolis, Minnesota 55479

(612) 667-4608

(Name, address and telephone number of agent for service)

NEWMARKET CORPORATION1

(Exact name of obligor as specified in its charter)

Virginia	20-0812170
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

330 South Fourth Street Richmond, VA 23219

(Address of principal executive offices)

7 1/8% Senior Notes due 2016

(Title of the indenture securities)

[1]	See Table 1 - List of additional obligors

Table 1

(Name of Additional Registrant)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)	(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Afton Chemical Corporation	Delaware	43-0925088	330 South 4th Street, Richmond, Virginia 23219; 804-788-5000

Afton Chemical Intangibles LLC	Virginia	83-0398205	330 South 4th Street, Richmond, Virginia 23219; 804-788-5000

Afton Chemical Asia Pacific LLC	Virginia	83-0398206	330 South 4th Street, Richmond, Virginia 23219; 804-788-5000

Afton Chemical Canada Holdings, Inc.	Virginia	20-1212671	330 South 4th Street, Richmond, Virginia 23219; 804-788-5000

Afton Chemical Japan Holdings, Inc.	Virginia	55-0829095	Sumitomo Fudousan Sanbancho Bldg. 5F, 6-26, Sanbancho, Chiyoda-ku, Tokyo, 102-0075, Japan

Afton Chemical Additives Corporation	Virginia	54-1781773	330 South 4th Street, Richmond, Virginia 23219; 804-788-5000

Ethyl Corporation	Virginia	54-0118820	330 South 4th Street, Richmond, Virginia 23219; 804-788-5000

Ethyl Asia Pacific LLC	Virginia	83-0398209	330 South 4th Street, Richmond, Virginia 23219; 804-788-5000

Ethyl Canada Holdings, Inc.	Virginia	55-0829100	5045 South Service Road, Suite 101, Burlington, Ontario L7L 6M9, Canada

Ethyl Export Corporation	Virginia	54-0912506	330 South 4th Street, Richmond, Virginia 23219; 804-788-5000

Ethyl Interamerica Corporation	Delaware	13-6106829	330 South 4th Street, Richmond, Virginia 23219; 804-788-5000

Ethyl Ventures, Inc.	Virginia	54-1393592	330 South 4th Street, Richmond, Virginia 23219; 804-788-5000

Interamerica Terminals Corporation	Virginia	13-2518907	330 South 4th Street, Richmond, Virginia 23219; 804-788-5000

The Edwin Cooper Corporation	Virginia	54-1315065	330 South 4th Street, Richmond, Virginia 23219; 804-788-5000

NewMarket Investment Company	Virginia	20-3304046	330 South 4th Street, Richmond, Virginia 23219; 804-788-5000

NewMarket Services Corporation	Virginia	20-1212437	330 South 4th Street, Richmond, Virginia 23219; 804-788-5000

Old Town LLC	Virginia	54-2033794	330 South 4th Street, Richmond, Virginia 23219; 804-788-5000

NewMarket Development Corporation	Virginia	20-8136516	330 South 4th Street, Richmond, Virginia 23219; 804-788-5000

Foundry Park I, LLC	Virginia	20-8136516	330 South 4th Street, Richmond, Virginia 23219; 804-788-5000

Foundry Park II, LLC	Virginia	20-8136516	330 South 4th Street, Richmond, Virginia 23219; 804-788-5000

Gamble’s Hill, LLC	Virginia	20-8136516	330 South 4th Street, Richmond, Virginia 23219; 804-788-5000

Gamble’s Hill Tredegar, LLC	Virginia	20-8136516	330 South 4th Street, Richmond, Virginia 23219; 804-788-5000

Gamble’s Hill Lab, LLC	Virginia	20-8136516	330 South 4th Street, Richmond, Virginia 23219; 804-788-5000

Gamble’s Hill Landing, LLC	Virginia	20-8136516	330 South 4th Street, Richmond, Virginia 23219; 804-788-5000

Gamble’s Hill Third Street, LLC	Virginia	20-8136516	330 South 4th Street, Richmond, Virginia 23219; 804-788-5000

Item 1.	General Information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Treasury Department

Washington, D.C.

Federal Deposit Insurance Corporation

Washington, D.C.

Federal Reserve Bank of San Francisco

San Francisco, California 94120

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2.	Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.	Foreign Trustee. Not applicable.

Item 16.	List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

Exhibit 3.	See Exhibit 2

Exhibit 4.	Copy of By-laws of the trustee as now in effect.***

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority. ****

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

*	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated December 30, 2005 of Hornbeck Offshore Services LLC file number 333-130784-06.

**	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

***	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25.1 to the Form S-4 dated May 26, 2005 of Penn National Gaming, Inc. file number 333-125274.

****	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 99.2 to the Form T-3A dated November 22, 2006 of Satelites Mexicanos S.A. de C.V. file number 022-28822.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 22nd day of February 2007.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Timothy P. Mowdy
Timothy P. Mowdy
Vice President

EXHIBIT 6

February 22, 2007

Securities and Exchange Commission

Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Timothy P. Mowdy
Timothy P. Mowdy
Vice President